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                                  UNITED STATES
                        SECURITES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 20, 2002

                               VIEWCAST.COM, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          DELAWARE                      000-29020               75-2528700
--------------------------------  ------------------------  --------------------
(State or other jurisdiction of   (Commission File Number)   I.R.S. Employer
 incorporation or organization)                             Identification No.)

  17300 DALLAS PARKWAY. SUITE 2000, DALLAS, TX                   75248
-----------------------------------------------              ------------
   (Address of Principal Executive Offices)                   (Zip Code)

        Registrant's telephone number, including area code: 972-488-7200
                                                           ---------------------






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ITEM 5.  OTHER EVENTS

The press release dated February 27, 2002 indicating that ViewCast fails to comply with the minimum net tangible assets or minimum stockholders' equity requirements for continued listing, set forth in Marketplace Rule 4310(c)(2)(B) and that its common stock is therefore subject to delisting from The Nasdaq SmallCap Market is attached hereto as exhibit 99.1 and incorporated herein by reference. ViewCast has requested a hearing before a Nasdaq Listing Qualifications Panel to review the Staff Determination. There can be no assurance the Panel will grant the company's request for continued listing.
The stock will continue to be listed on The Nasdaq Small Cap Market pending the Panel's decision.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

      (a)    FINANCIAL STATEMENTS OF BUSINESS ACQUIRED
             (None)

      (b)    PRO FORMA FINANCIAL INFORMATION
             (None)

      (c)    EXHIBITS

             99.1    Press Release dated February 27, 2002



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Pursuant to the requirements of the Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   ViewCast.com, Inc.
                                                   ------------------
                                                      (Registrant)



                                                   BY:
Date: February 28, 2002                            /s/ Laurie L. Latham
                                                   -----------------------------
                                                   Laurie L. Latham
                                                   Chief Financial Officer
                                                   Principal Financial Officer








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                               INDEX TO EXHIBITS

EXHIBIT NO.                     DESCRIPTION
-----------                     -----------
  99.1                    Press Release dated February 27, 2002